                 AmeriCredit Automobile Receivables Trust 1999-D
                      Class A-1 6.4100% Asset Backed Notes
                      Class A-2 6.7900% Asset Backed Notes
                      Class A-3 7.0200% Asset Backed Notes
                       Preliminary Servicer's Certificate


This Servicer's Certificate has been prepared pursuant to Section 4.9 of the Sale and Servicing Agreement among AmeriCredit Automobile Receivables Trust 1999-D, as Issuer, AmeriCredit Financial Services, Inc., as Servicer, AFS Funding Corp., as Seller, and Bank One, N.A., as the Backup Servicer and Trust Collateral Agent, dated as of October 13, 1999. Defined terms have the meanings assigned to them in the Sale and Servicing Agreement or in other Transaction Documents.

The undersigned hereby certifies that no Trigger Event has occurred on the related Determination Date and that, to the knowledge of the Servicer, no Insurance Agreement Event of Default has occurred.


--------------------------------------------------------------------------
Monthly Period Beginning:                                      11/01/2000
Monthly Period Ending:                                         11/30/2000
Prev. Distribution/Close Date:                                 11/06/2000
Distribution Date:                                             12/05/2000
Days of Interest for Period:                                           29
Days in Collection Period:                                             30
Months Seasoned:                                                       13
-------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       ORIGINAL
PURCHASES                                             UNITS            CUT-OFF DATE           CLOSING DATE           POOL BALANCE
-----------------------------------------------------------------------------------------------------------------------------------
INITIAL PURCHASE                                     43,496              10/25/1999             10/28/1999            $599,999,990
SUB. PURCHASE #1                                      6,946              12/20/1999             12/29/1999              99,999,982
SUB. PURCHASE #2                                     13,688              01/19/2000             01/27/2000             199,999,999

                                     ----------------------------------------------------------------------------------------------
TOTAL                                                64,130                                                           $899,999,971
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
I.     MONTHLY PERIOD RECEIVABLES PRINCIPAL BALANCE CALCULATION:
-----------------------------------------------------------------------------------------------------------------------------------
  {1}  Beginning of period Aggregate Principal Balance                                                            {1}  $679,208,856
                                                                                                                     --------------
  {2}  Purchase of Subsequent Receivables                                                                         {2}             0
                                                                                                                     --------------

       Monthly Principal Amounts

             {3}  Collections on Receivables outstanding at end of period                       {3}   17,380,470
                                                                                                   -------------
             {4}  Collections on Receivables paid off during period                             {4}    7,462,814
                                                                                                   -------------
             {5}  Receivables becoming Liquidated Receivables during period                     {5}    4,883,227
                                                                                                   -------------
             {6}  Receivables becoming Purchased Receivables during period                      {6}            0
                                                                                                   -------------
             {7}  Cram Down Losses occurring during period                                      {7}            0
                                                                                                   -------------
             {8}  Other Receivables adjustments                                                 {8}      236,094
                                                                                                   -------------
             {9}  Less amounts allocable to Interest                                            {9}   (9,540,039)
                                                                                                   -------------
            {10}  Total Monthly Principal Amounts                                                                {10}    20,422,566
                                                                                                                     --------------

 {11}  End of period Aggregate Principal Balance                                                                 {11}  $658,786,290
                                                                                                                     ==============

 {12}  Pool Factor ({11}/Original Pool Balance)                                                                  {12}   73.1984790%
                                                                                                                     ==============


-----------------------------------------------------------------------------------------------------------------------------------
II.      MONTHLY PERIOD NOTE BALANCE CALCULATION:                          CLASS A-1       CLASS A-2       CLASS A-3       TOTAL
----------------------------------------------------------------------     ---------       ---------       ---------       -----
   {13}  Original Note Balance                                    {13}   $450,000,000    $192,000,000    $258,000,000  $900,000,000
-----------------------------------------------------------------------------------------------------------------------------------

   {14}  Beginning of period Note Balance                         {14}   $187,133,804    $192,000,000    $258,000,000  $637,133,804
                                                                      -------------------------------------------------------------

   {15}  Noteholders' Principal Distributable Amount              {15}     20,422,566               0               0    20,422,566
   {16}  Noteholders' Accelerated Principal Amount                {16}      1,566,629               0               0     1,566,629
   {17}  Accelerated Payment Amount Shortfall                     {17}        140,732               0               0       140,732
   {18}  Deficiency Claim Amount                                  {18}              0               0               0             0
                                                                      -------------------------------------------------------------

   {19}  End of period Note Balance                               {19}   $165,003,877    $192,000,000     $258,000,00  $615,003,877
                                                                      =============================================================

   {20}  Note Pool Factors  ({19}/{13})                           {20}    36.6675282%    100.0000000%    100.0000000%   68.3337641%
                                                                      =============================================================


-----------------------------------------------------------------------------------------------------------------------------------
III.     RECONCILIATION OF PRE-FUNDING ACCOUNT:
-----------------------------------------------------------------------------------------------------------------------------------
   {21}  Beginning of period Pre-Funding Account balance                                            {21}                         $0
                                                                                                                      -------------
   {22}  Purchase of Subsequent Receivables                                                         {22}            0
                                                                                                        -------------
   {23}  Investment Earnings                                                                        {23}            0
                                                                                                        -------------
   {24}  Investment Earnings Transfer to Collections Account                                        {24}            0
                                                                                                        -------------
   {25}  Payment of Mandatory Prepayment Amount                                                     {25}            0
                                                                                                        -------------
   {26}  Total Month Activity                                                                       {26}                          0
                                                                                                                      -------------
   {27}  End of period Pre-Funding Account balance                                                  {27}                         $0
                                                                                                                      =============

-----------------------------------------------------------------------------------------------------------------------------------
IV.      CALCULATION OF PRINCIPAL DISTRIBUTABLE AMOUNT
-----------------------------------------------------------------------------------------------------------------------------------
   {28}  Total Monthly Principal Amounts                                                            {28}                $20,422,566
                                                                                                                      -------------
   {29}  Required Pro-forma Note Balance                                                            {29}  592,907,661
                                                                                                        -------------
   {30}  Pro-forma Note Balance                                                                     {30}  616,711,238
                                                                                                        -------------
   {31}  Step-down Amount (Max of 0 or ({29}-{30}))                                                 {31}                          0
                                                                                                                      -------------
   {32}  Principal Distributable Amount  ({28}-{31})                                                {32}                $20,422,566
                                                                                                                      =============

-----------------------------------------------------------------------------------------------------------------------------------
V.       RECONCILIATION OF CAPITALIZED INTEREST ACCOUNT:
-----------------------------------------------------------------------------------------------------------------------------------
   {33}  Beginning of period Capitalized Interest  Account balance                                  {33}                         $0
                                                                                                                      -------------
   {34}  Monthly Capitalized Interest Amount                                                        {34}            0
                                                                                                        -------------
   {35}  Investment Earnings                                                                        {35}            0
                                                                                                        -------------
   {36}  Investment Earnings Transfer to Collections Account                                        {36}            0
                                                                                                        -------------
   {37}  Payment of Overfunded Capitalized Interest Amount                                          {37}            0
                                                                                                        -------------
   {38}  Payment of Remaining Capitalized Interest Account                                          {38}            0
                                                                                                        -------------
   {39}  Total Monthly Activity                                                                     {39}                          0
                                                                                                        -------------
   {40}  End of period Capitalized Interest Account balance                                         {40}                         $0
                                                                                                                      =============

-----------------------------------------------------------------------------------------------------------------------------------
VI.      RECONCILIATION OF COLLECTION ACCOUNT:
-----------------------------------------------------------------------------------------------------------------------------------
         AVAILABLE FUNDS:
             {41}  Collections on Receivables during period (net of Liquidation Proceeds)           {41}  $24,843,284
                                                                                                        -------------
             {42}  Liquidation Proceeds collected during period                                     {42}    2,001,770
                                                                                                        -------------
             {43}  Purchase Amounts deposited in Collection                                         {43}
                                                                                                        -------------
             {44}  Investment Earnings - Collection Account                                         {44}      104,507
                                                                                                        -------------
             {45}  Investment Earnings - Transfer From Prefunding Account                           {45}            0
                                                                                                        -------------
             {46}  Investment Earnings - Transfer From Capitalized Interest Account                 {46}            0
                                                                                                        -------------
             {47}  Collection of Supplemental Servicing - Extension Fees                            {47}      155,694
                                                                                                        -------------
             {48}  Collection of Supplemental Servicing - Repo and Recovery Fees Advanced           {48}      106,196
                                                                                                        -------------
             {49}  Collection of Supplemental Servicing - Late Fees                                 {49}      102,810
                                                                                                        -------------
             {50}  Monthly Capitalized Interest Amount                                              {50}            0
                                                                                                        -------------
             {51}  Mandatory Note Prepayment Amount                                                 {51}            0
                                                                                                        -------------
             {52}  Total Available Funds                                                            {52}                 27,314,261
                                                                                                                      -------------

         DISTRIBUTIONS:
             {53}  Base Servicing Fee -  to Servicer                                                {53}    1,273,517
                                                                                                        -------------
             {54}  Repo and Recovery Fees - reimbursed to Servicer                                  {54}      106,196
                                                                                                        -------------
             {55}  Bank Service Charges - reimbursed to Servicer                                    {55}       12,396
                                                                                                        -------------
             {56}  Late Fees - to Servicer                                                          {56}      102,810
                                                                                                        -------------
             {57}  Overpayments - reimbursed to Servicer                                            {57}       36,509
                                                                                                        -------------
             {58}  Agent fees - to Trustee                                                          {58}          488
                                                                                                        -------------

                   NOTEHOLDERS' INTEREST DISTRIBUTABLE AMOUNT
                   -------------------------------------------------------------------------------
                                 BEGINNING    INTEREST     INTEREST                     CALCULATED
                      CLASS     NOTE BALANCE  CARRYOVER      RATE     DAYS  DAYS BASIS   INTEREST
                   -------------------------------------------------------------------------------
             {59}  Class A-1  187,133,804          0    6.41000%    30     30/360       999,606     {59}      999,606
                                                                                                        -------------
             {60}  Class A-2  192,000,000          0    6.79000%    30     30/360     1,086,400     {60}    1,086,400
                                                                                                        -------------
             {61}  Class A-3  258,000,000          0    7.02000%    30     30/360     1,509,300     {61}    1,509,300
                   -------------------------------------------------------------------------------      -------------

                   NOTEHOLDERS' PRINCIPAL DISTRIBUTABLE AMOUNT
                   -------------------------------------------------------------------------------
                                 PRINCIPAL    PRINCIPAL     EXCESS        MANDATORY        TOTAL
                      CLASS    DISTRIBUTABLE  CARRYOVER  PRINCIPAL DUE  NOTE PREPAYMENT  PRINCIPAL
                   -------------------------------------------------------------------------------
             {62}  Class A-1   20,422,566           0              0               0  20,422,566    {62}   20,422,566
                                                                                                        -------------
             {63}  Class A-2            0           0              0               0           0    {63}            0
                                                                                                        -------------
             {64}  Class A-3            0           0              0               0           0    {64}            0
                   -------------------------------------------------------------------------------      -------------

             {65}  Security Insurer Premiums - to FSA                                               {65}      128,126
                                                                                                        -------------
             {66}  RCCA Premium                                                                     {66}       69,718
                                                                                                        -------------
             {67}  Total distributions                                                              {67}                 25,747,632
                                                                                                                      -------------
   {68}  Excess Available Funds (or Deficiency Claim Amount)                                        {68}                  1,566,629
                                                                                                                      -------------

   {69}  Noteholders' Accelerated Principal Amount                                                  {69}                (1,566,629)
                                                                                                                      -------------

   {70}  Deposit to Spread Account                                                                  {70}                         $0
                                                                                                                      =============

                                       2


-----------------------------------------------------------------------------------------------------------------------------------
VlI.     CALCULATION OF ACCELERATED PRINCIPAL AMOUNT
-----------------------------------------------------------------------------------------------------------------------------------
   {71}  Excess Available Funds  ({68})                                                             {71}   $1,566,629
                                                                                                        -------------
   {72}  Pro Forma Note Balance  ({14} - {10})                                                      {72}  616,711,238
                                                                                                        -------------
   {73}  Required Pro Forma Note Balance  (90% x ({11} + {27}))                                     {73}  592,907,661
                                                                                                        -------------
   {74}  Excess of Pro Forma Balance over Required Balance  ({72} - {73})                           {74}   23,803,577
                                                                                                        -------------
   {75}  End of Period  Class A-1 Note Balance                                                      {75}  165,003,877
                                                                                                        -------------
   {76}  Lesser of {74} or {75}                                                                     {76}   23,803,577
                                                                                                        -------------
   {77}  Accelerated Principal Amount (lesser of {71} or {76})                                      {77}                 $1,566,629
                                                                                                                      -------------

-----------------------------------------------------------------------------------------------------------------------------------
VIII.    CALCULATION OF ACCELERATED PAYMENT AMOUNT SHORTFALL
-----------------------------------------------------------------------------------------------------------------------------------
   {78}  Pro Forma Note Balance  ({14} - {10})                                                      {78} $616,711,238
                                                                                                        -------------
   {79}  Required Pro Forma Note Balance  (90% x ({11} + {27}))                                     {79}  592,907,661
                                                                                                        -------------
   {80}  Excess of Pro Forma Balance over Required Balance  ({78} - {79})                           {80}   23,803,577
                                                                                                        -------------
   {81}  End of Period  Class A-1 Note Balance                                                      {81}  165,003,877
                                                                                                        -------------
   {82}  Greater of {80} or {81}                                                                    {82}  165,003,877
                                                                                                        -------------
   {83}  Excess Available Funds  ({68})                                                             {83}    1,566,629
                                                                                                        -------------
   {84}  Investment Earnings on Collection Account  ({44})                                          {84}      104,507
                                                                                                        -------------
   {85}  Accelerated Payment Amount Shortfall ({82} - {83} + {84})                                  {85}               $163,541,755
                                                                                                                      -------------

-----------------------------------------------------------------------------------------------------------------------------------
IX.      RECONCILIATION OF SPREAD ACCOUNT:
-----------------------------------------------------------------------------------------------------------------------------------
                                                                INITIAL         SUB #1       SUB #2                        TOTAL
                                                            -----------------------------------------------------------------------
   {86}  INITIAL OR SUBSEQUENT SPREAD ACCOUNT DEPOSITS        $18,000,000     2,999,999     6,000,000                   $26,999,999
-----------------------------------------------------------------------------------------------------------------------------------

   {87}  BEGINNING OF PERIOD SPREAD ACCOUNT BALANCE                                                 {87}                $26,999,999
                                                                                                                      -------------
         ADDITIONS TO SPREAD ACCOUNT
             {88}  Deposits from Collections Account  ({70})                                        {88}            0
                                                                                                        -------------
             {89}  Investment Earnings                                                              {89}      140,732
                                                                                                        -------------
             {90}  Deposits Related to Subsequent Receivables Purchases                             {90}            0
                                                                                                        -------------
             {91}  Total Additions                                                                  {91}                    140,732
                                                                                                                      -------------

   {92}  SPREAD ACCOUNT BALANCE AVAILABLE FOR  WITHDRAWALS                                          {92}                 27,140,731
                                                                                                                      -------------

         REQUISITE AMOUNT OF SPREAD ACCOUNT
             DURING FUNDING PERIOD (THE AMOUNT BELOW WILL BE ZERO AFTER THE FUNDING PERIOD.)
             {93}  Total Initial & Subsequent Spread Account Deposits ({86})                        {93}            0
                                                                                                        -------------
             AFTER FUNDING PERIOD (ALL AMOUNTS BELOW WILL BE ZERO IF NOT APPLICABLE OR
             DURING FUNDING PERIOD.)                                         -------------------
                   Floor Amount  (Calculation Below)               =              13,500,000
                                                                             -------------------
             {94}  (Max of  (1.)$100,000 or (2.) Lesser of Note Balance and 1.5% Original
                   Pool Balance)                                                                    {94}            0
                                                                                                        -------------
             {95}  Recourse Reduction Amount (if any)                                               {95}            0
                                                                                                        -------------
             {96}  If OC percentage is equal to or greater than 13%,         -------------------
                   then((13% - OC Level) *Aggr. End Bal.)          =                   0            {96}            0
                                                                             -------------------        -------------
             {97}  If OC percentage is less than 13%, then 3% of Original Pool Balance              {97}   26,999,999
                                                                                                        -------------
             {98}  If Trigger Event exists then 15% of the Aggregate Principal Balance              {98}            0
                                                                                                        -------------
             {99}  If an Insurance Agreement Event of Default exists then an unlimited amount
                   (as specified by FSA)                                                            {99}            0
                                                                                                        -------------
            {100}  Requisite Amount of Spread Account                                              {100}                 26,999,999
                                                                                                                      -------------

         WITHDRAWALS FROM SPREAD ACCOUNT
            {101}  Priority First - Deficiency Claim Amount                                        {101}            0
                                                                             ------------------         -------------
                   Priority Second - Accelerated Payment Amount Shortfall  =    163,541,755
                                                                             ------------------
            {102}    Accelerated Payment Amount Shortfall in Excess of Requisite Amount            {102}      140,732
                                                                                                        -------------
            {103}  Priority Third through Fourth                                                   {103}
                                                                                                        -------------
            {104}  Priority Fifth through Sixth                                                    {104}
                                                                                                        -------------
            {105}  Priority Seventh - to Servicer                                                  {105}            0
                                                                                                        -------------
            {106}  Total withdrawals                                                               {106}                    140,732
                                                                                                                      -------------

   {107}    END OF PERIOD SPREAD ACCOUNT BALANCE                                                   {107}                $26,999,999
                                                                                                                      -------------

-----------------------------------------------------------------------------------------------------------------------------------
X.          CALCULATION OF OC LEVEL AND OC PERCENTAGE
-----------------------------------------------------------------------------------------------------------------------------------
            {108}  Aggregate Principal Balance                                                     {108}  658,786,290
                                                                                                        -------------
            {109}  End of period Note Balance                                                      {109}  615,003,877
                                                                                                        -------------
            {110}  Line {108} less line {109} (During Funding Period amount equal to zero)         {110}   43,782,413
                                                                                                        -------------
            {111}  OC level  {110} / {108}                                                         {111}        6.65%
                                                                                                        -------------
            {112}  Ending Spread Ending Balance as a percentage of Aggregate Principal
                   Balance ({107}/{108})                                                           {112}        4.10%
                                                                                                        -------------
            {113}  OC Percentage ({111} + {112})                                                   {113}                     10.75%
                                                                                                                      -------------





By:                /s/Preston A. Miller
                   --------------------
Name:              Preston A. Miller
                   -----------------
Title:             Executive Vice President and Treasurer
                   --------------------------------------
Date:              December 1, 2000
                   ----------------

                    AmeriCredit Automobile Receivables Trust 1999-D
                        Class A-1 6.4100% Asset Backed Notes
                        Class A-2 6.7900% Asset Backed Notes
                        Class A-3 7.0200% Asset Backed Notes
                               Servicer's Certificate


This Servicer's Certificate has been prepared pursuant to Section 4.9 of the Sale and Servicing Agreement among AmeriCredit Automobile Receivables Trust 1999-D, as Issuer, AmeriCredit Financial Services, Inc., as Servicer, AFS Funding Corp., as Seller, and Bank One, N.A., as the Backup Servicer and Trust Collateral Agent, dated as of October 13, 1999. Defined terms have the meanings assigned to them in the Sale and Servicing Agreement or in other Transaction Documents.

The undersigned hereby certifies that no Trigger Event has occurred on the related Determination Date and that, to the knowledge of the Servicer, no Insurance Agreement Event of Default has occurred.


----------------------------------------------------------------------
Monthly Period Beginning:                                  11/01/2000
Monthly Period Ending:                                     11/30/2000
Prev. Distribution/Close Date:                             11/06/2000
Distribution Date:                                         12/05/2000
Days of Interest for Period:                                       29
Days in Collection Period:                                         30
Months Seasoned:                                                   13
----------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
I.          MONTHLY PERIOD NOTE BALANCE CALCULATION:                       CLASS A-1       CLASS A-2       CLASS A-3       TOTAL
                                                                           ---------       ---------       ---------       -----
    {1}     Original Note Balance                                   {1}   $450,000,000   $192,000,000    $258,000,000  $900,000,000
-----------------------------------------------------------------------------------------------------------------------------------

    {2}     Preliminary End of period Note Balance                  {2}   $165,003,877   $192,000,000    $258,000,000  $615,003,877
                                                                       ------------------------------------------------------------

    {3}     Deficiency Claim Amount                                 {3}              0              0               0             0

    {4}     End of period Note Balance                              {4}   $165,003,877   $192,000,000    $258,000,000  $615,003,877
                                                                       ============================================================

    {5}     Note Pool Factors  {4} / {1}                            {5}    36.6675282%   100.0000000%    100.0000000%   68.3337641%
                                                                       ============================================================

-----------------------------------------------------------------------------------------------------------------------------------
II.         RECONCILIATION OF SPREAD ACCOUNT:
-----------------------------------------------------------------------------------------------------------------------------------

    {6}     Preliminary End of period Spread Account balance                                                       {6}  $26,999,999
                                                                                                                      -------------

    {7}     Priority First - Deficiency Claim Amount from preliminary certificate                                  {7}            0
                                                                                                                      -------------

    {8}     End of period Spread Account balance                                                                   {8}  $26,999,999
                                                                                                                      -------------

-----------------------------------------------------------------------------------------------------------------------------------
III.        MONTHLY PERIOD AND CUMULATIVE NUMBER OF RECEIVABLES CALCULATION:
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                                -----------------------------------
                                                                                                    CUMULATIVE          MONTHLY
                                                                                                -----------------------------------
    {9}     Original Number of Receivables                                                  {9}         43,496
                                                                                                -----------------------------------
   {10}     Beginning of period number of Receivables                                      {10}              0               54,120
   {11}     Number of Subsequent Receivables Purchased                                     {11}         20,634                    0
   {12}     Number of Receivables becoming Liquidated Receivables during period            {12}          3,629                  387
   {13}     Number of Receivables becoming Purchased Receivables during period             {13}              0                    0
   {14}     Number of Receivables paid off during period                                   {14}          7,432                  664
                                                                                                -----------------------------------
   {15}     End of period number of Receivables                                            {15}         53,069               53,069
                                                                                                -----------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
IV.         STATISTICAL DATA: (CURRENT AND HISTORICAL)
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                    -----------------------------------------------
                                                                                        ORIGINAL       PREV. MONTH       CURRENT
                                                                                    -----------------------------------------------
   {16}     Weighted Average APR of the Receivables                            {16}         18.29%            18.30%         18.30%
   {17}     Weighted Average Remaining Term of the Receivables                 {17}          58.00             47.75          46.86
   {18}     Weighted Average Original Term of Receivables                      {18}          60.00             60.00          60.00
   {19}     Average Receivable Balance                                         {19}        $14,034           $12,550        $12,414
   {20}     Aggregate Realized Losses                                          {20}             $0       $23,411,020    $26,292,477
                                                                                    -----------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
V.          DELINQUENCY:
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                    -----------------------------------------------
            Receivables with Scheduled Payment delinquent                                 UNITS           DOLLARS       PERCENTAGE
                                                                                    -----------------------------------------------
               {21}   31-60 days                                               {21}         4,782       $62,380,852           9.18%
               {22}   61-90 days                                               {22}         1,162        14,806,212           2.18%
               {23}   over 90 days                                             {23}           368         4,507,559           0.66%
                                                                                    -----------------------------------------------
               {24}   Receivables with Scheduled Payment delinquent more than
                      30 days at end of period                                 {24}         6,312       $81,694,623          12.02%
                                                                                    -----------------------------------------------





                                       4


-----------------------------------------------------------------------------------------------------------------------------------
VI.         PERFORMANCE TESTS:
-----------------------------------------------------------------------------------------------------------------------------------

            -----------------------------------------------------------------------------------------------------------------------
            DELINQUENCY RATIO
               {25}   Receivables with Scheduled Payment delinquent more than
                      60 days at end of period ({22} + {23})                                       {25}   $19,313,771
                                                                                                       --------------
               {26}   Purchased Receivables with Scheduled Payment delinquent more
                      than 60 days at end of period                                                {26}
                                                                                                       --------------
               {27}   Beginning of period Principal Balance                                        {27}   679,208,856
                                                                                                       --------------
               {28}   Delinquency Ratio {25} + {26} divided by {27}                                {28}                       2.84%
                                                                                                                     --------------
               {29}   Previous Monthly Period Delinquency Ratio                                    {29}                       2.52%
                                                                                                                     --------------
               {30}   Second previous Monthly Period Delinquency Ratio                             {30}                       2.37%
                                                                                                                     --------------

               {31}   Average Delinquency Ratio ({28} + {29} + {30}) / 3                           {31}                       2.58%
                                                                                                                     --------------

               {32}   Compliance (Delinquency Test Failure is a Delinquency Ratio
                      equal to or greater than 5.00%.)                                             {32}                       yes
                                                                                                                     --------------
            -----------------------------------------------------------------------------------------------------------------------

            -----------------------------------------------------------------------------------------------------------------------
            CUMULATIVE DEFAULT RATE
               {33}   Defaulted Receivables in Current Period                                      {33}    $5,494,093
                                                                                                       --------------
               {34}   Cumulative Defaulted Receivables from last month                             {34}    53,405,920
                                                                                                       --------------
               {35}   Cumulative Defaulted Receivables {33} + {34}                                 {35}    58,900,013
                                                                                                       --------------
               {36}   Original Pool Balance                                                        {36}   899,999,971
                                                                                                       --------------
               {37}   Cumulative Default Rate {35} divided by {36}                                 {37}                       6.54%
                                                                                                                     --------------

               {38}   Compliance (Default Test Failure is a Cumulative Default Rate
                      equal to or greater than 17.55%.)                                            {38}                       yes
                                                                                                                     --------------
            -----------------------------------------------------------------------------------------------------------------------

            -----------------------------------------------------------------------------------------------------------------------
            CUMULATIVE NET LOSS RATE
               {39}   Receivables becoming Liquidated Receivables during period                    {39}    $4,883,227
                                                                                                       --------------
               {40}   Purchased Receivables with Scheduled Payment delinquent more
                      than 30 days at end of period                                                {40}
                                                                                                       --------------
               {41}   Cram Down Losses occurring during period                                     {41}
                                                                                                       --------------
               {42}   Liquidation Proceeds collected during period                                 {42}   (2,001,770)
                                                                                                       --------------
               {43}   Net Losses during period {39} + {40} + {41} + {42}                           {43}     2,881,457
                                                                                                       --------------
               {44}   Net Losses since Initial Cut-off Date (Beginning of Period)                  {44}    23,411,020
                                                                                                       --------------
               {45}   Cumulative Net Loss Rate before 50% of 90 Day Delinquencies
                      ({43} + {44}) / {47}                                                         {45}                       2.92%
                                                                                                                     --------------
               {46}   50% of Receivables with Scheduled Payment delinquent more than
                      90 days at end of period                                                     {46}    $5,428,053
                                                                                                       --------------
               {47}   Original Aggregate Principal Balance plus Pre-Funded Amount as
                      of the Closing Date                                                          {47}   900,000,000
                                                                                                       --------------
               {48}   Cumulative Net Loss Rate ({43} + {44} + {46}) / {47}                         {48}                       3.52%
                                                                                                                     --------------

               {49}   Compliance (Net Loss Test Failure is a Net Loss Rate equal to or
                      greater than 10.03%.)                                                        {49}                       yes
                                                                                                                     --------------
            -----------------------------------------------------------------------------------------------------------------------

            -----------------------------------------------------------------------------------------------------------------------
            EXTENSION RATE

               {50}   Principal Balance of Receivables extended during current period              {50}   $18,674,037
                                                                                                       --------------
               {51}   Beginning of Period Aggregate Principal Balance                              {51}   679,208,856
                                                                                                       --------------
               {52}   Extension Rate {50} divided by {51}                                          {52}                       2.75%
                                                                                                                     --------------
               {53}   Previous Monthly Extension Rate                                              {53}                       2.89%
                                                                                                                     --------------
               {54}   Second previous Monthly Extension Rate                                       {54}                       3.07%
                                                                                                                     --------------

               {55}   Average Extension Rate ({52} +{53} +{54}) / 3                                {55}                       2.90%
                                                                                                                     --------------

               {56}   Compliance (Extension Test Failure is an Extension Rate equal
                      to or greater than 4%.)                                                      {56}                       yes
                                                                                                                     --------------
            -----------------------------------------------------------------------------------------------------------------------




By:                    /s/Preston A. Miller
                       --------------------
Name:                  Preston A. Miller
                       -----------------
Title:                 Executive Vice President and Treasurer
                       --------------------------------------
Date:                  December 1, 2000
                       ----------------






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